UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 30, 2004

                        UNIVERSAL HOSPITAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                         0-20086           41-0760940
           --------                         -------           ----------
(State or other jurisdiction of          (Commission         (IRS Employer
incorporation or organization)           File Number)       Identification No.)



                              1250 Northland Plaza
                              3800 West 80th Street
                        Bloomington, Minnesota 55431-4442
                     ---------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                  952-893-3200
                                  ------------
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibit.

     99.1 Press release issued by Universal Hospital Services, Inc. on June 30, 2004.

ITEM 9. REGULATION FD DISCLOSURE.

On June 30, 2004, Universal Hospital Services, Inc. issued a press release announcing that Rex Clevenger has joined the company as its Senior Vice President & Chief Financial Officer. A copy of the press release is attached as
Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: June 30, 2004                     UNIVERSAL HOSPITAL SERVICES, INC.

                                                  By:/s/Gary D. Blackford
                                                  ------------------------
                                                  Gary D. Blackford
                                                  President and
                                                  Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------

  99.1              Press Release issued by Universal Hospital Services, Inc. on
                    June 30, 2004.


                                       3